                            SECOND AMENDMENT TO LEASE


         THIS SECOND AMENDMENT TO LEASE is made this 30TH day of September, 1998, between First Avenue West Building L.L.C., a Washington Limited Liability Company ("Landlord" herein) and F5 Labs, Inc., ("Tenant" herein) for the premises located in the city of Seattle, County of King, State of Washington, commonly known as Suite 500, First West Building, 200 First Avenue West.


                                    RECITALS


A. Landlord and Tenant are parties to that certain lease dated October 9th, 1997 and the First Amendment to Lease dated July 23rd, 1998 (the "Lease" herein). The Lease is made a part hereof as though set forth in full herein.

B. Landlord and Tenant hereby express their mutual desire and intend to amend by this writing those terms, covenants and conditions contained in "3. RENT", "40. REIMBURSEMENT OF DIRECT EXPENSES" and "Premises Rentable Area, tenant proportionate share and security deposit" as shown on Lease Reference Page.


NOW, THEREFORE, as parties hereto, Landlord and Tenant Agree as follows:


AMENDMENTS:


1. Paragraph "3. RENT" shall hereinafter additionally provide as follows:

         a. Commencing on December 1, 1998 and continuing until November 30, 1999, Tenant's rental payments shall be $16,859.75 per month.

         b. Commencing on December 1, 1999 and continuing until November 30, 2000, Tenant's rental payments shall be $17,107.69 per month.


2. "Premises Rentable Area" as shown on Lease Reference Page shall be amended to reflect the additional suite 106 on the first floor plus the existing suites totaling the square footage of 11,901 effective December 1, 1998.

3. "Tenant Proportionate Share" as shown on Lease Reference Page shall be amended to reflect the expanded suite percentage of 18.89% effective December 1, 1998.

4. "Security Deposit" as shown on the lease Reference Page shall be amended to reflect the addition of $3,493 to the existing security deposit to total $46,157.74 as tenant security deposit for the amended lease.

INCORPORATION:

5. Except as herein modified, all other terms and conditions of the Lease between the parties above described are ratified and affirmed and shall continue in full force and effect.

         The parties hereto have executed this Second Amendment to Lease on the date specified below their respective signatures.


LANDLORD                                  TENANT

FIRST AVENUE WEST BUILDING L.L.C.         F5 LABS, INC.

A WASHINGTON LIMITED LIABILITY CO.        A WASHINGTON CORPORATION

BY:                                       BY:   /s/ Jeffrey S. Hussey
    -------------------------------            --------------------------------
      Fred W. Hines, Jr.                         Jeffrey S. Hussey

ITS:  MANAGING AGENT                      ITS:   President and CEO

DATE:                                     DATE:    10-1-98
      -----------------------------             -------------------------------

                                          BY:     /s/ Brian Dixon
                                                -------------------------------
                                                  Brian R. Dixon

                                          ITS:    Vice President of Finance

                                          DATE:   10/1/98
                                                -------------------------------


STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )


     I certify that I know or have satisfactory evidence that Fred. W. Hines, Jr. signed this instrument on oath, that he was authorized to execute said instrument as the managing agent of First Avenue West Building L.L.C. pursuant to the provisions of the Limited Liability Company and acknowledged said instrument as the managing agent of the First Avenue West Building L.L.C. to be the free and voluntary act of said Limited Liability Company for the uses and purposes mentioned in said instrument

Date:
       -------------------------------------

--------------------------------------------
Notary Public in and for the State of Washington
residing at
            --------------------------------

Print Name

My appointment expires:
                       ---------------------


STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

     On this 1st day of October, 1998, personally appeared before me
JEFFREY S. HUSSEY, to me known to be the President and CEO of F5 Labs, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Date:      10/01/98
       -------------------------------------

--------------------------------------------
Notary Public in and for the State of Washington
residing at    Seattle
            --------------------------------

Print Name   Brian Dixon

My appointment expires:   7-01-00
                       ---------------------




STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

     On this  1st day of October, 1998, personally appeared before me BRIAN
R. DIXON, to me known to be the Vice President of Finance of F5 Labs, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Date:  10/1/98
       -------------------------------------
  /s/ Mari Newkirk
--------------------------------------------
Notary Public in and for the State of Washington
residing at Snoh. Cty./Mountlake Terrace
            --------------------------------

Print Name   Mari Newkirk

My appointment expires:  8/19/2002
                       ---------------------